Exhibit 99.2

On July 22, 2025, in connection with the initial public offering (“IPO”), NIQ became the direct parent of various entities that were created by Advent International to acquire the business of NIQ from Nielsen Holdings, including AI PAVE Dutchco I B.V. (“AI PAVE”) and the indirect parent of other intermediate holding companies, including AI PAVE Dutchco II B.V., AI PAVE Dutchco III B.V. (collectively, with AI PAVE, the “AI PAVE Entities”), and Intermediate Dutch Holdings B.V., a private company with limited liability organized under the laws of the Netherlands (“Dutch Holdings”) (the “Reorganization”). All holders of equity interests in AI PAVE became shareholders of NIQ.

The “Company,” “NIQ,” “we,” “us” and “our” means, prior to the Reorganization, Dutch Holdings and its consolidated subsidiaries and, after the Reorganization, NIQ Global Intelligence plc and its consolidated subsidiaries.

Prior to the effects of the Reorganization and IPO, the unaudited condensed consolidated financial statements present the historical financial information of Dutch Holdings. Subsequent to the Reorganization and IPO, the financial statements have been recast to reflect the consolidated financial statements of NIQ Global Intelligence plc and its consolidated subsidiaries, including the Dutch Holdings and the AI PAVE Entities, as a transaction between entities under common control. The recast presentation begins with the financial statements as of and for the nine months ended September 30, 2025, the first reporting period following the Reorganization and IPO.

In connection with the Advent Acquisition, VNU International B.V., an affiliate of Nielsen, was issued a warrant to subscribe for up to 184,284 shares of AI PAVE with an exercise price of $1,627.92 per share (the “Warrant”). Prior to the IPO, the Company recognized the Warrant as a liability-classified instrument. Upon the IPO, the Warrant converted to represent the right to subscribe for up to 17,725,122 ordinary shares of NIQ Global Intelligence plc at an exercise price of $16.93 per share, and the contingent repurchase obligation ceased pursuant to the terms of the Warrant. Pursuant to its terms and in alignment with the Company’s policy to reassess instrument classifications, the Warrant was reclassified from a liability to permanent equity. As the Warrant is no longer subject to remeasurement, future changes in fair value will not be recognized.

In the following pages, the Company has provided financial statements for the years ended December 31, 2023 and December 31, 2024 and the three months ended March 31, 2025 and June 30, 2025 which include a reconciliation of the historical consolidated financial statements of Dutch Holdings to the financial statements of NIQ taking into consideration the addition of the AI PAVE Entities.

NIQ Global Intelligence plc
Consolidated Statements of Operations (Unaudited)
(in millions, except share and combined per share data)

	For the year ended December 31, 2023			For the year ended December 31, 2024
	Intermediate Dutch Holdings B.V. (Historical, Audited)	AI PAVE Entities	NIQ Global Intelligence plc Combined	Intermediate Dutch Holdings B.V. (Historical, Audited)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Revenues	$3,341.3	$—	$3,341.3	$3,972.6	$—	$3,972.6

Operating expenses:		—
Cost of revenues (excluding depreciation and amortization shown separately below)	1,511.5	—	1,511.5	1,771.6	—	1,771.6
Selling, general and administrative expenses	1,449.3	0.1	1,449.4	1,601.2	0.2	1,601.4
Depreciation and amortization	460.9	—	460.9	596.7	—	596.7
Impairment of long-lived assets	9.0	—	9.0	31.1	—	31.1
Restructuring, net	34.6	—	34.6	98.5	—	98.5
Other operating income, net	(15.4)	—	(15.4)	(26.9)	—	(26.9)
Total operating expenses	3,449.9	0.1	3,450.0	4,072.2	0.2	4,072.4
Operating loss	(108.6)	(0.1)	(108.7)	(99.6)	(0.2)	(99.8)
Interest expense, net	(299.5)	—	(299.5)	(410.6)	—	(410.6)
Foreign exchange gain (loss), net	4.6	—	4.6	(34.2)	—	(34.2)
Nonoperating expense, net	(8.1)	(107.4)	(115.5)	(70.8)	(75.1)	(145.9)
Loss from continuing operations before income taxes	(411.6)	(107.5)	(519.1)	(615.2)	(75.3)	(690.5)
Income tax expense from continuing operations	(51.8)	—	(51.8)	(113.7)	—	(113.7)
Loss from continuing operations	(463.4)	(107.5)	(570.9)	(728.9)	(75.3)	(804.2)
Discontinued operations:
Income from discontinued operations before income taxes	2.6	—	2.6	12.5	—	12.5
Income tax expense from discontinued operations	(11.6)	—	(11.6)	—	—	—
(Loss) gain from discontinued operations	(9.0)	—	(9.0)	12.5	—	12.5
Net loss	(472.4)	(107.5)	(579.9)	(716.4)	(75.3)	(791.7)
Less: Net income attributable to noncontrolling interests	3.8	—	3.8	6.3	—	6.3
Net loss attributable to NIQ	$(476.2)	$(107.5)	$(583.7)	$(722.7)	$(75.3)	$(798.0)

Basic and diluted loss per share from:
Loss from continuing operations attributable to NIQ	$(4.67)		$(2.35)	$(7.35)		$(3.31)
(Loss) income from discontinued operations	(0.09)		(0.03)	0.12		0.05
Net loss attributable to NIQ	$(4.76)		$(2.38)	$(7.23)		$(3.26)

Weighted average basic and diluted NIQ ordinary shares outstanding	100		245,000,000	100		245,000,000

NIQ Global Intelligence plc
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except share and combined per share data)

	For the three months ended March 31, 2025			For the three months ended June 30, 2025
	Intermediate Dutch Holdings B.V. (Historical)	AI PAVE Entities	NIQ Global Intelligence plc Combined	Intermediate Dutch Holdings B.V. (Historical)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Revenues	$965.9	$—	$965.9	$1,040.8	$—	$1,040.8

Operating expenses:
Cost of revenues (excluding depreciation and amortization shown separately below)	430.8	—	430.8	449.2	—	449.2
Selling, general and administrative expenses	371.7	—	371.7	403.0	0.1	403.1
Depreciation and amortization	148.5	—	148.5	153.8	—	153.8
Impairment of long-lived assets	0.7	—	0.7	0.4	—	0.4
Restructuring, net	4.6	—	4.6	0.4	—	0.4
Other operating income, net	(6.1)	—	(6.1)	(5.5)	—	(5.5)
Total operating expenses	950.2	—	950.2	1,001.3	0.1	1,001.4
Operating income (loss)	15.7	—	15.7	39.5	(0.1)	39.4
Interest expense, net	(83.5)	—	(83.5)	(95.2)	—	(95.2)
Foreign exchange gain, net	32.0	—	32.0	57.4	—	57.4
Nonoperating (expense) income, net	(12.7)	(46.1)	(58.8)	9.9	11.5	21.4
(Loss) income before income taxes	(48.5)	(46.1)	(94.6)	11.6	11.4	23.0
Income tax expense	(23.3)		(23.3)	(23.8)	—	(23.8)
Net (loss) income	(71.8)	(46.1)	(117.9)	(12.2)	11.4	(0.8)
Less: Net income attributable to noncontrolling interests	1.9	—	1.9	1.9	—	1.9
Net (loss) income attributable to NIQ	$(73.7)	$(46.1)	$(119.8)	$(14.1)	$11.4	$(2.7)

Basic and diluted loss per share from:
Net loss attributable to NIQ	$(0.74)		$(0.49)	$(0.14)		$(0.01)

Weighted average basic and diluted NIQ ordinary shares outstanding	100		245,000,000	100		245,000,000

NIQ Global Intelligence plc
Consolidated Balance Sheets (Unaudited)
(in millions, except share and per share data)

	December 31, 2023			December 31, 2024
	Intermediate Dutch Holdings B.V. (Historical, Audited)	AI PAVE Entities	NIQ Global Intelligence plc Combined	Intermediate Dutch Holdings B.V. (Historical, Audited)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Assets:
Current assets:
Cash and cash equivalents	$282.4	$0.6	$283.0	$263.8	$2.4	$266.2
Trade receivables, net	632.2	—	632.2	644.9	—	644.9
Other receivables	116.7	—	116.7	83.3	—	83.3
Prepaid expenses and other current assets	123.0	0.8	123.8	136.3	0.7	137.0
Current assets held for sale	393.9	—	393.9	62.8	—	62.8
Total current assets	1,548.2	1.4	1,549.6	1,191.1	3.1	1,194.2
Property and equipment, net	253.7	—	253.7	208.0	—	208.0
Operating lease right-of-use assets	231.0	—	231.0	179.6	—	179.6
Intangible assets, net	2,706.1	—	2,706.1	2,287.6	—	2,287.6
Goodwill	2,365.9	—	2,365.9	2,209.5	—	2,209.5
Deferred income taxes	29.9	—	29.9	22.2	—	22.2
Other noncurrent assets	245.8	—	245.8	271.7	—	271.7
Total assets	$7,380.6	$1.4	$7,382.0	$6,369.7	$3.1	$6,372.8

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$204.0	$—	$204.0	$217.1	$—	$217.1
Accrued expenses	604.3	—	604.3	605.3	—	605.3
Deferred revenues	267.9	—	267.9	273.4	—	273.4
Short-term debt and current portion of long-term debt	103.3	—	103.3	121.0	—	121.0
Other current liabilities	162.7	—	162.7	131.5	0.1	131.6
Current liabilities held for sale	59.8	—	59.8	17.3	—	17.3
Total current liabilities	1,402.0	—	1,402.0	1,365.6	0.1	1,365.7
Long-term debt	4,027.5	—	4,027.5	3,959.8	—	3,959.8
Operating lease liabilities	240.2	—	240.2	196.5	—	196.5
Deferred income taxes	154.3	—	154.3	109.1	—	109.1
Warrant liability	—	116.2	116.2	—	191.4	191.4
Other noncurrent liabilities	225.0	—	225.0	251.8	—	251.8
Total liabilities	6,049.0	116.2	6,165.2	5,882.8	191.5	6,074.3
Stockholders' equity:
Ordinary shares; €0.00001 nominal value per share, 1,500,000,000 authorized, 245,000,000 issued and outstanding	—	—	—	—	—	—
Preferred shares; €0.00001 nominal value per share, 150,000,000 authorized, no shares issued and outstanding	—	—	—	—	—	—
Paid-in capital	1,966.1	(26.4)	1,939.7	1,970.8	(24.8)	1,946.0
Accumulated deficit	(962.4)	(88.4)	(1,050.8)	(1,685.1)	(163.6)	(1,848.7)
Accumulated other comprehensive income (loss)	80.7	—	80.7	(37.7)	—	(37.7)
Total NIQ stockholders' equity	1,084.4	(114.8)	969.6	248.0	(188.4)	59.6
Noncontrolling interests	247.2	—	247.2	238.9	—	238.9
Total stockholders' equity	1,331.6	(114.8)	1,216.8	486.9	(188.4)	298.5
Total liabilities and stockholders' equity	$7,380.6	$1.4	$7,382.0	$6,369.7	$3.1	$6,372.8

NIQ Global Intelligence plc
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except share and per share data)

	March 31, 2025			June 30, 2025
	Intermediate Dutch Holdings B.V. (Historical)	AI PAVE Entities	NIQ Global Intelligence plc Combined	Intermediate Dutch Holdings B.V. (Historical)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Assets:
Current assets:
Cash and cash equivalents	$288.0	$2.5	$290.5	$259.5	$2.4	$261.9
Trade receivables, net	728.6	—	728.6	781.4	—	781.4
Other receivables	90.6	—	90.6	101.3	—	101.3
Prepaid expenses and other current assets	210.2	0.6	210.8	234.3	0.6	234.9
Total current assets	1,317.4	3.1	1,320.5	1,376.5	3.0	1,379.5
Property and equipment, net	198.4	—	198.4	204.4	—	204.4
Operating lease right-of-use assets	195.2	—	195.2	199.3	—	199.3
Intangible assets, net	2,264.4	—	2,264.4	2,341.1	—	2,341.1
Goodwill	2,267.0	—	2,267.0	2,400.7	—	2,400.7
Deferred income taxes	22.2	—	22.2	22.2	—	22.2
Other noncurrent assets	275.0	—	275.0	287.7	—	287.7
Total assets	$6,539.6	$3.1	$6,542.7	$6,831.9	$3.0	$6,834.9

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$188.5	$—	$188.5	$200.8	$—	$200.8
Accrued expenses	537.4	—	537.4	571.4	—	571.4
Deferred revenues	343.9	—	343.9	330.2	—	330.2
Short-term debt and current portion of long-term debt	120.9	—	120.9	107.8	—	107.8
Other current liabilities	162.1	0.1	162.2	192.4	0.1	192.5
Total current liabilities	1,352.8	0.1	1,352.9	1,402.6	0.1	1,402.7
Long-term debt	4,215.5	—	4,215.5	4,419.2	—	4,419.2
Operating lease liabilities	207.4	—	207.4	208.2	—	208.2
Deferred income taxes	109.6	—	109.6	110.2	—	110.2
Warrant liability	—	237.5	237.5	—	226.0	226.0
Other noncurrent liabilities	252.1	—	252.1	283.9	—	283.9
Total liabilities	6,137.4	237.6	6,375.0	6,424.1	226.1	6,650.2
Stockholders' equity:
Ordinary shares; €0.00001 nominal value per share, 1,500,000,000 authorized, 245,000,000 issued and outstanding	—	—	—	—	—	—
Preferred shares; €0.00001 nominal value per share, 150,000,000 authorized, no shares issued and outstanding	—	—	—	—	—	—
Paid-in capital	1,972.1	(24.7)	1,947.4	1,973.6	(24.7)	1,948.9
Accumulated deficit	(1,758.8)	(209.8)	(1,968.6)	(1,772.9)	(198.4)	(1,971.3)
Accumulated other comprehensive loss	(48.9)	—	(48.9)	(32.2)	—	(32.2)
Total NIQ stockholders' equity	164.4	(234.5)	(70.1)	168.5	(223.1)	(54.6)
Noncontrolling interests	237.8	—	237.8	239.3	—	239.3
Total stockholders' equity	402.2	(234.5)	167.7	407.8	(223.1)	184.7
Total liabilities and stockholders' equity	$6,539.6	$3.1	$6,542.7	$6,831.9	$3.0	$6,834.9

NIQ Global Intelligence plc
Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	For the year ended December 31, 2023
	Intermediate Dutch Holdings B.V. (Historical, Audited)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Operating Activities:
Net loss	$(472.4)	$(107.5)	$(579.9)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	460.9	—	460.9
Share-based compensation	4.3	—	4.3
Amortization of debt discount and debt issuance costs	42.1	—	42.1
Remeasurement of warrant to fair value	—	107.4	107.4
Impairment of long-lived assets	9.0	—	9.0
Non-cash foreign currency exchange gain, net	(10.0)	—	(10.0)
Deferred income taxes	(38.7)	—	(38.7)
Gain from remeasurement of previously held equity interest	(15.1)	—	(15.1)
Other operating activities, net	29.5	—	29.5
Changes in assets and liabilities:
Trade and other receivables, net	0.9	—	0.9
Prepaid expenses and other current assets	62.0	(0.8)	61.2
Accounts payable and other current liabilities	(63.7)	—	(63.7)
Other noncurrent assets and liabilities	(19.7)	—	(19.7)
Net cash used in operating activities	(10.9)	(0.9)	(11.8)
Investing Activities:
Acquisition of businesses, net of cash acquired	(1,427.7)	—	(1,427.7)
Additions to property and equipment	(24.2)	—	(24.2)
Additions to intangible assets	(248.4)	—	(248.4)
Other investing activities, net	(3.4)	—	(3.4)
Net cash used in investing activities	(1,703.7)	—	(1,703.7)
Financing Activities:			—
Proceeds from issuance of debt and borrowings under revolving credit facility	2,821.8	—	2,821.8
Repayments of debt and borrowings under revolving credit facility	(822.4)	—	(822.4)
Debt issuance costs paid	(64.3)	—	(64.3)
Capital contribution from Parent	—	0.9	0.9
Finance leases	(17.8)	—	(17.8)
Cash dividends paid to noncontrolling interests	(11.1)	—	(11.1)
Other financing activities, net	(3.5)	—	(3.5)
Net cash provided by financing activities	1,902.7	0.9	1,903.6
Effect of exchange-rate changes on cash and cash equivalents	(32.8)	—	(32.8)
Net increase in cash and cash equivalents	155.3	—	155.3
Cash and cash equivalents at beginning of period	144.5	0.6	145.1
Cash and cash equivalents at end of period	299.8	0.6	300.4
Less: cash and cash equivalents included in current assets held for sale	(17.4)	—	(17.4)
Cash and cash equivalents at end of period as reported on consolidated balance sheet	$282.4	$0.6	$283.0

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$279.2	$—	$279.2
Cash paid for income taxes, net of refunds received	$109.3	$—	$109.3

NIQ Global Intelligence plc
Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	For the year ended December 31, 2024
	Intermediate Dutch Holdings B.V. (Historical, Audited)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Operating Activities:
Net loss	$(716.4)	$(75.3)	$(791.7)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	596.7	—	596.7
Share-based compensation	4.7	—	4.7
Amortization of debt discount and debt issuance costs	65.8	—	65.8
Remeasurement of warrant to fair value	—	75.1	75.1
Impairment of long-lived assets	31.1	—	31.1
Non-cash foreign currency exchange loss, net	63.5	—	63.5
Loss on deconsolidation of subsidiaries and related adjustments	57.8	—	57.8
Write-off of unamortized debt discount and debt issuance costs	35.8	—	35.8
Gain on disposal of business	(12.4)	—	(12.4)
Deferred income taxes	(35.6)	—	(35.6)
Other operating activities, net	(57.7)	—	(57.7)
Changes in assets and liabilities:
Trade and other receivables, net	(54.7)	—	(54.7)
Prepaid expenses and other current assets	(2.4)	0.2	(2.2)
Accounts payable and other current liabilities	98.5	—	98.5
Other noncurrent assets and liabilities	(0.8)	—	(0.8)
Net cash provided by operating activities	73.9	—	73.9
Investing Activities:
Acquisition of businesses, net of cash acquired	20.2	—	20.2
Proceeds from sale of businesses, net of cash disposed	315.6	—	315.6
Additions to property and equipment	(35.4)	—	(35.4)
Additions to intangible assets	(263.3)	—	(263.3)
Cash deconsolidated from previously controlled subsidiaries	(31.6)	—	(31.6)
Other investing activities, net	4.1	—	4.1
Net cash provided by investing activities	9.6	—	9.6
Financing Activities:			—
Proceeds from issuance of debt and borrowings under revolving credit facility	1,137.6	—	1,137.6
Repayments of debt and borrowings under revolving credit facility	(1,179.6)	—	(1,179.6)
Debt issuance costs paid	(7.6)	—	(7.6)
Capital contribution from Parent	—	1.8	1.8
Finance leases	(22.3)	—	(22.3)
Cash dividends paid to noncontrolling interests	(14.6)	—	(14.6)
Other financing activities, net	19.4	—	19.4
Net cash (used in) provided by financing activities	(67.1)	1.8	(65.3)
Effect of exchange-rate changes on cash and cash equivalents	(33.1)	—	(33.1)
Net (decrease) increase in cash and cash equivalents	(16.7)	1.8	(14.9)
Cash and cash equivalents at beginning of period	282.4	0.6	283.0
Cash and cash equivalents at end of period	265.7	2.4	268.1
Less: cash and cash equivalents included in current assets held for sale	(1.9)	—	(1.9)
Cash and cash equivalents at end of period as reported on consolidated balance sheet	$263.8	$2.4	$266.2

	For the year ended December 31, 2024
	Intermediate Dutch Holdings B.V. (Historical, Audited)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$411.4	$—	$411.4
Cash paid for income taxes, net of refunds received	$118.2	$—	$118.2

NIQ Global Intelligence plc
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	For the three months ended March 31, 2025
	Intermediate Dutch Holdings B.V. (Historical)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Operating Activities:
Net loss	$(71.8)	$(46.1)	$(117.9)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	148.5	—	148.5
Share-based compensation	1.3	—	1.3
Amortization of debt discount and debt issuance costs	15.1	—	15.1
Remeasurement of warrant to fair value	—	46.1	46.1
Impairment of long-lived assets	0.7	—	0.7
Non-cash foreign currency exchange gain, net	(24.0)	—	(24.0)
Write-off of unamortized debt discount and debt issuance costs	10.3	—	10.3
Gain on disposal of business	(5.6)	—	(5.6)
Other operating activities, net	(7.3)	—	(7.3)
Changes in assets and liabilities:
Trade and other receivables, net	(70.0)	—	(70.0)
Prepaid expenses and other current assets	(83.7)	0.1	(83.6)
Accounts payable and other current liabilities	(65.2)	—	(65.2)
Other noncurrent assets and liabilities	(2.0)	—	(2.0)
Net cash (used in) provided by operating activities	(153.7)	0.1	(153.6)
Investing Activities:
Proceeds from sale of businesses, net of cash disposed	61.8	—	61.8
Additions to property and equipment	(3.1)	—	(3.1)
Additions to intangible assets	(59.6)	—	(59.6)
Other investing activities, net	(2.8)	—	(2.8)
Net cash used in investing activities	(3.7)	—	(3.7)
Financing Activities:			—
Proceeds from issuance of debt and borrowings under revolving credit facility	392.8	—	392.8
Repayments of debt and borrowings under revolving credit facility	(234.5)	—	(234.5)
Debt issuance costs paid	(2.5)	—	(2.5)
Finance leases	(4.1)	—	(4.1)
Cash dividends paid to noncontrolling interests	(3.0)	—	(3.0)
Other financing activities, net	21.4	—	21.4
Net cash provided by financing activities	170.1	—	170.1
Effect of exchange-rate changes on cash and cash equivalents	11.5	—	11.5
Net increase in cash and cash equivalents	24.2	0.1	24.3
Cash and cash equivalents at beginning of period	263.8	2.4	266.2
Cash and cash equivalents at end of period	$288.0	$2.5	$290.5

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$82.5	$—	$82.5
Cash paid for income taxes, net of refunds received	$38.0	$—	$38.0

NIQ Global Intelligence plc
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	For the three months ended June 30, 2025
	Intermediate Dutch Holdings B.V. (Historical)	AI PAVE Entities	NIQ Global Intelligence plc Combined
Operating Activities:
Net (loss) income	$(12.2)	$11.4	$(0.8)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	153.8	—	153.8
Share-based compensation	1.5	—	1.5
Amortization of debt discount and debt issuance costs	14.2	—	14.2
Remeasurement of warrant to fair value	—	(11.5)	(11.5)
Impairment of long-lived assets	0.4	—	0.4
Provision for credit losses	2.3	—	2.3
Non-cash foreign currency exchange gain, net	(61.2)	—	(61.2)
Gain on deconsolidation of subsidiaries and related adjustments	(5.2)	—	(5.2)
Loss on disposal of business	0.7	—	0.7
Other operating activities, net	0.1	—	0.1
Changes in assets and liabilities:
Trade and other receivables, net	(24.4)	—	(24.4)
Prepaid expenses and other current assets	(37.2)	—	(37.2)
Accounts payable and other current liabilities	(35.9)	—	(35.9)
Operating leases, net	(4.4)	—	(4.4)
Other noncurrent assets and liabilities	(1.0)	—	(1.0)
Net cash used in operating activities	(8.5)	(0.1)	(8.6)
Investing Activities:
Payment for asset acquisition	(11.3)	—	(11.3)
Proceeds from sale of businesses, net of cash disposed	5.9	—	5.9
Additions to property and equipment	(8.7)	—	(8.7)
Additions to intangible assets	(45.9)	—	(45.9)
Other investing activities, net	(3.0)	—	(3.0)
Net cash used in investing activities	(63.0)	—	(63.0)
Financing Activities:			—
Proceeds from issuance of debt and borrowings under revolving credit facility	417.5	—	417.5
Repayments of debt and borrowings under revolving credit facility	(366.1)	—	(366.1)
Payment of deferred offering costs	(2.2)	—	(2.2)
Finance leases	(3.7)	—	(3.7)
Cash dividends paid to noncontrolling interests	(0.4)	—	(0.4)
Other financing activities, net	(10.9)	—	(10.9)
Net cash provided by financing activities	34.2	—	34.2
Effect of exchange-rate changes on cash and cash equivalents	8.8	—	8.8
Net decrease in cash and cash equivalents	(28.5)	(0.1)	(28.6)
Cash and cash equivalents at beginning of period	288.0	2.5	290.5
Cash and cash equivalents at end of period	$259.5	$2.4	$261.9

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$85.0	$—	$85.0
Cash paid for income taxes, net of refunds received	$22.2	$—	$22.2

Supplemental Disclosures of Non-Cash Items:
Deferred offering costs included in accrued expenses	$13.7	$—	$13.7